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                     SUPPLEMENT DATED SEPTEMBER 15, 1995 TO
                        PROSPECTUS DATED MAY 1, 1995 FOR

               MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                       NATIONWIDE LIFE INSURANCE COMPANY

                                  THROUGH ITS

                        NATIONWIDE VLI SEPARATE ACCOUNT

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

         Effective September 18, 1995, the American Capital Life Investment Trust will change its name to Van Kampen American Capital Life Investment Trust. Likewise, the American Capital Common Stock Portfolio, American Capital Domestic Strategic Income Portfolio, American Capital Emerging Growth Portfolio, American Capital Global Equity Portfolio, American Capital Government Portfolio, American Capital Money Market Portfolio, American Capital Multiple Strategy Portfolio and the American Capital Real Estate Securities Portfolio will change their names to the American Capital Common Stock Fund, American Capital Domestic Strategic Income Fund, American Capital Emerging Growth Fund, American Capital Global Equity Fund, American Capital Government Fund, American Capital Money Market Fund, American Capital Multiple Strategy Fund and the American Capital Real Estate Securities Fund.





VLO-334-1